UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Recast Financial Statements of AmerisourceBergen Corporation
AmerisourceBergen Corporation (the "Company" or "AmerisourceBergen") is filing this Current Report on Form 8-K to reflect changes to the presentation of its financial information as set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2021 (the "2021 Form 10-K"), as filed with the Securities and Exchange Commission ("SEC") on November 23, 2021, in order to give effect to a change in its segment reporting.
As previously disclosed in the Company's Quarterly Report on Form 10-Q for the period ended December 31, 2021 (as filed with the SEC on February 2, 2022), effective in the first quarter of its fiscal year 2022, its internal reporting and reportable segments changed. The Company undertook a strategic evaluation of its reporting structure to reflect its expanded international presence as a result of the June 2021 acquisition of Alliance Healthcare (the "Business"). As a result, at the beginning of fiscal 2022, the Company re-aligned its reporting structure under two reportable segments: U.S. Healthcare Solutions and International Healthcare Solutions (the "Segment Change"). U.S. Healthcare Solutions consists of the legacy Pharmaceutical Distribution Services reportable segment (excluding Profarma Distribuidora de Produtos Farmacêuticos S.A. ("Profarma")), MWI Animal Health, Xcenda, Lash Group, and ICS 3PL. International Healthcare Solutions consists of Alliance Healthcare, World Courier, Innomar, Profarma, and Profarma Specialty (until it was divested June 2022). Profarma had previously been included in the Pharmaceutical Distribution Services reportable segment. All prior period information has been recast to reflect this change in reportable segments. This Current Report on Form 8-K will permit the Company to incorporate the recast financial statements by reference, or otherwise, in future SEC filings. The information in this Current Report on Form 8-K is not an amendment to the 2021 Form 10-K or a restatement of financial statements included therein.
In the Company's Quarterly Reports on Form 10-Q for the periods ended December 31, 2021, March 31, 2022, and June 30, 2022, it adjusted the unaudited condensed consolidated financial statements for the periods ended December 31, 2020, March 31, 2021, and June 30, 2021 to reflect the retrospective application of the Segment Change. No items in the 2021 Form 10-K other than those identified above are being updated by this Current Report on Form 8-K. Information in the 2021 Form 10-K is generally stated as of September 30, 2021 and this Current Report on Form 8-K does not reflect any subsequent information or events other than the changes in segment reporting noted above. Without limiting the foregoing, this Current Report on Form 8-K does not purport to update Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2021 Form 10-K for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. For a discussion of events and developments subsequent to the filing of the 2021 Form 10-K, please refer to our SEC filings since that date. More current information is contained in the June 30, 2022 Form 10-Q and other filings with the SEC after November 23, 2021.
This Current Report on Form 8-K should be read in conjunction with the 2021 Form 10-K, the December 31, 2021, March 31, 2022, and June 30, 2022 Forms 10-Q, and any other documents filed with the SEC subsequent to November 23, 2021.
Consent of Independent Auditors related to Alliance Healthcare wholesale distribution businesses
On March 23, 2021, in connection with the Company's then-pending acquisition of Alliance Healthcare from Walgreens Boots Alliance, Inc., the Company filed the audited financial statements of the Business, together with the Independent Auditors' Report of Deloitte & Touche LLP dated December 22, 2020, related to the combined financial statements of the Business (the "Deloitte Auditors' Report") in the Company's Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Auditors

99.1	Updated portion of the AmerisourceBergen Corporation Annual Report on Form 10-K for the fiscal year ended September 30, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	November 7, 2022	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President & Chief Financial Officer